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                                                                    EXHIBIT 10.5


                           STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made as of June 27, 2000 by and between Mitchell E. Hersh, an individual ("Purchaser"), and Ampulla, LLC, a Texas limited liability company (the "Seller").

     WHEREAS, the Seller owns all of the outstanding voting capital stock (the "Shares") of Prentiss Properties Limited, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Seller desires to sell to Purchaser, and the Purchaser desires to purchase from the Seller, all of the Shares on the terms and subject to the conditions contained herein.

     WHEREAS, the execution of this Agreement is a condition to and an inducement for Mack-Cali Realty Corporation and Mack-Cali Realty, L.P. to enter into that certain Agreement and Plan of Merger, dated as of the date hereof, by and among Mack-Cali Realty Corporation, Mack-Cali Realty, L.P., Prentiss Properties Trust and Prentiss Properties Acquisition Partners, L.P. (the "Merger Agreement").

     NOW THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1.   Sale and Purchase of the Shares.  At the Closing (as hereinafter
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defined) and upon the terms and subject to the conditions of this Agreement, the
Seller shall sell, deliver and transfer to the Purchaser, and the Purchaser shall purchase and acquire from the Seller, all right, title and interest in and to the Shares. As consideration for the purchase of the Shares, Purchaser shall pay to the Seller the sum of One Hundred and Twenty Five Thousand Dollars ($125,000) (the "Purchase Price"). The Purchase Price shall be paid at Closing by wire transfer of immediately available funds.

     2.   Closing Deliveries.  Subject to the conditions contained in this
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Agreement, the deliveries contemplated by Section 1 hereof shall occur at such
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time and date as the Merger (as defined in the Merger Agreement) is effected
(the "Closing"). To effect the transfer of the Shares, at the Closing (a) the Seller will deliver to the Purchaser all original stock certificates evidencing the Shares, duly endorsed or accompanied by appropriate stock powers, and (b) the Purchaser will deliver to the Seller the Purchase Price in the manner contemplated in Section 1 hereof. The deliveries set forth above shall be
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considered to have taken place simultaneously, and no delivery shall be deemed to have been completed until all other deliveries have been completed.

     3.   Representations and Warranties of the Seller. The Seller represents
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and warrants to the Purchaser as follows:

          3.1. Ownership.  The Seller is the record and beneficial owner of the
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Shares, free and clear of all liens, security interests, pledges, claims, liabilities and restrictions of any nature whatsoever.

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          3.2. Title to Shares.  The Purchaser shall acquire good and marketable
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title to such Shares being purchased by such Purchaser from the Seller free and clear of any liens, security interests, encumbrances and restrictions of any nature whatsoever, except for restrictions imposed by applicable federal and state securities laws.

          3.3. Organization and Authority. The Seller is a limited liability
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company duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite limited liability company power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby by the Seller have been duly authorized by all necessary company action on the part of the Seller. This Agreement has been duly executed and delivered by the Seller and is a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in law or in equity).

          3.4. No Conflicts. The execution, delivery and performance of this
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Agreement and the consummation of the transactions contemplated by this
Agreement do not and will not conflict with or result in any breach of any terms, conditions or provisions of, or constitute a default, under (a) the Seller's Articles of Organization or by-laws (each as amended to date and presently in effect), (b) any agreement or other instrument to which the Seller is a party or by which it or any of its properties is bound and which conflict, breach or default would have a material adverse effect upon the Seller, its assets, properties, business or condition (financial or otherwise) or (c) any decree, judgment, order, statute, rule or regulation applicable to the Seller.

          3.5. No Consents. No consent, approval, order, authorization or waiver
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from, notice to or declaration, registration or filing with any governmental authority or any other person is necessary in connection with the execution, delivery and performance by the Seller of this Agreement or the consummation of the transactions contemplated hereby.

     4.   Representations and Warranties of the Purchaser.  The Purchaser
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represents and warrants to the Seller as follows:

          4.1. Organization and Authority. This Agreement has been duly executed
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and delivered by the Purchaser and is a valid and binding obligation of the
Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in law or in equity).

          4.2. No Conflicts. The execution, delivery and performance of this
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Agreement and the consummation of the transactions contemplated by this
Agreement do not and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute

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a default under (a) any agreement or other instrument to which the Purchaser is party or by which it or any of its properties is bound and which conflict, breach or default would have a material adverse effect upon the Purchaser, its assets, properties, business or condition (financial or otherwise) or (b) any decree, judgment, order, statute, rule or regulation applicable to the Purchaser.

          4.3. No Consents. No consent, approval, order, authorization or waiver
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from, notice to or declaration, registration or filing with any governmental authority or any other person is necessary in connection with the execution, delivery and performance by the Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

          4.4. Access to Information.  The Purchaser has received or has had
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full access to all the information it considers necessary or appropriate to make an informed decision with respect to the Shares to be purchased by such Purchaser under this Agreement. The Purchaser has had an opportunity to ask questions and receive answers from the Company and the Seller regarding the terms and conditions of the purchase of the Shares and to obtain additional information (to the extent the Company or the Seller possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser has had access.

          4.5. Investment Representations.  The Purchaser understands that the
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Shares have not been registered under the Securities Act of 1933, as amended.
The Purchaser is acquiring the Shares for investment purposes only and is not purchasing the Shares with a view to the sale or distribution of any part thereof. The Purchaser has made such investigation into the Company that Purchaser considers necessary and appropriate to its purchase of the Shares, is capable of evaluating the merits and risks of its purchase of the Shares, and is relying solely upon such investigation and not upon any representation or warranty made by Seller or the Company, other than the representations and warranties specifically made in this Agreement.

     5.   Termination. This Agreement shall be terminated upon the occurrence of
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any of the following circumstances:

     (a)  By mutual written agreement of the Seller and the Purchaser; or

     (b) Upon the termination of the Merger Agreement in accordance with its terms.

     6.   Miscellaneous.
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          6.1. Notices.  All notices, consents and other communications required
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or permitted under this Agreement shall be in writing, and shall be deemed to have been duly given (a) when delivered personally, (b) when received if sent by first class certified mail, postage prepaid, return receipt requested, or (c) when delivered by an internationally recognized overnight delivery service, postage or delivery charges prepaid, to a party. Notices may also be given by facsimile and shall be effective on the date transmitted if confirmed within twenty-four (24) hours thereafter by a signed original sent in the manner provided in the preceding sentence. Any party may change its address for notices by giving notice of a new address to the other party in accordance with this Section 6.1, except that any such change of address notice shall not be
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effective unless and until received.  Any notice shall be sent to the parties at the addresses set forth below:

          If to the Seller:

          Ampulla, L.L.C.
          Michael V. Prentiss
          5006 Seneca
          Dallas, Texas 75209
          Fax Number: (214) 351-5006

          With a copy to:

          Akin, Gump, Strauss, Hauer & Feld, L.L.P.
          1700 Pacific Avenue, Suite 4100
          Dallas, Texas 75201
          Fax Number: (214) 969-4343
          Attn.: Michael E. Dillard, P.C.


          If to the Purchaser:

          Mitchell E. Hersh
          Mack-Cali Realty Corporation
          11 Commerce Drive
          Cranford, New Jersey 07016
          Fax Number: (908) 272-6755

          With a copy to:

          Pryor, Cashman, Sherman & Flynn, LLP
          410 Park Avenue
          New York, New York 100222
          Fax Number: (212) 326-0806
          Attn.: Blake Hornick, Esq.

          6.2. Entire Agreement.  This Agreement constitutes the entire
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agreement of the parties with respect to the subject matter hereof and supersedes any and all prior written or oral communications and agreements, and all contemporaneous oral communications among the parties concerning the subject matter hereof.

          6.3. Amendments.  No provision of this Agreement may be amended,
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changed or modified in any manner, orally or otherwise, except by an instrument in writing signed by the parties affected by such provision.

          6.4. Successors and Assigns.  This Agreement shall be binding upon and
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inure to the benefit of the parties and their respective beneficiaries, heirs, executors, administrators,

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successors and assigns. No party shall in any manner assign any of its rights or obligations under this Agreement without the prior written consent of the other party.

          6.5. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
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IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO
PRINCIPLES OF CONFLICTS OF LAW OF ANY JURISDICTION.

          6.6. Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          6.7. Survival of Representations and Warranties.  All representations
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and warranties contained herein shall survive the execution and delivery of this
Agreement and the Closing hereof, regardless of any investigation at any time made by or on behalf of any party hereto.

          6.8. Further Assurances.  At the Closing and thereafter, from time to
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time and without additional consideration, the Seller and the Purchaser, as the case may be, shall execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as the Purchaser or the Seller, as the case may be, may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             SELLER:

                                             AMPULLA, L.L.C.

                                             By: /s/ MICHAEL V. PRENTISS
                                                ---------------------------
                                                Michael V. Prentiss
                                                Sole Member



                                             PURCHASER:


                                               /s/ MITCHELL E. HERSH
                                             ------------------------------
                                             Mitchell E. Hersh

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